Exhibit 1.01

KEY ENERGY SERVICES, INC.

Conflict Minerals Report

For the reporting period from January 1, 2014 to December 31, 2014

This Conflict Minerals Report (the “Report”) of Key Energy Services, Inc. (the “Company,” “we” or “us”) has been prepared pursuant to Rule 13p-1 and Form SD (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended, for the reporting period January 1, 2014 to December 31, 2014.

The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals, which we collectively refer to in this Report as the “Conflict Minerals,” are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten. As described in this Report, certain of the Company’s operations manufacture, or contract to manufacture, products, and the Conflict Minerals are necessary to the functionality or production of those products.

The Company has conducted a good faith reasonable country of origin inquiry regarding the Conflict Minerals. This good faith reasonable country of origin inquiry was reasonably designed to determine whether any of the Conflict Minerals originated in the Covered Countries and whether any of the Conflict Minerals may be from recycled or scrap sources. The “Covered Countries” for the purposes of the Rule and this Report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola. Based on this good faith reasonable country of origin inquiry, the Company was unable to determine that all of the Conflict Minerals did not originate in the Covered Countries or did come from recycled or scrap sources. Accordingly, the Company has performed due diligence on the source and chain of custody of the Conflict Minerals, as described in this Report.

Description of the Company’s Products Covered by this Report

This Report relates to products: (i) for which Conflict Minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured, by the Company; and (iii) for which the manufacture was completed during calendar year 2014.

These products, which are referred to in this Report collectively as the “Covered Products,” are manufactured by Advanced Measurements, Inc. (“AMI”), a wholly owned subsidiary of the Company and supplier of leading edge control and automation systems for the oilfield services sector. AMI manufactures the FracCommand Suite, which includes complete end-to-end hydraulic frac spread control automation and data management systems for pressure pumping companies to deliver frac jobs. The FracCommand Suite is a configurable hardware and software control and data management platform that can centrally control and manage an entire frac spread from one location. AMI manufactures the supplied hardware products to support the FracCommand Suite and these products are Covered Products. AMI manufactures the following Covered Products included in the FracCommandSuite for external sale:

Exhibit 1.01

PumpLink – PumpLink is a frac pump control and automation system designed to be easily configured to each customer’s unique pump and transmission combinations. Each installed system allows both local and remote control of each pressure pumping truck engine and transmission to control flow rate and restrict downhole pressure for well stimulation activities.

BlenderLink – BlenderLink is a frac blender process control system designed to control monitor and log all Blender activities on location. Each system is designed to be configurable to adapt to our customers’ needs and the variety of sand augers, dry chemical augers, tub types, and ancillary devices that may be on each type of unit. Through the use of this equipment the content of slurries and gels commonly used in stimulation treatments can be controlled metered and dispensed, while maintaining the desired flow rate required in frac operations.

ChemLink - ChemLink is a frac control system designed to control, monitor and log all activities on each chemical additive unit. Each system monitors and delivers known quantities of chemicals required in the frac process, and creation of frac slurries, all while working with the BlenderLink system to maintain chemical ratios with respect to the BlenderLink flow rate

HydrationLink – HydrationLink is a frac control system designed to control each individual hydration unit used in the mixing of water and chemical additives for making on site frac gels. HydrationLink monitors and delivers these known slurries, all while working with the BlenderLink system to maintain gel ratios with respect to the BlenderLink flow rate.

DVCommand – The DVCommand system is the hub of a frac operation. It allows centralized remote control and monitoring of all FracCommand Suite control systems, collecting individual unit data and displaying decision quality information to efficiently control and manage the entire frac fleet and process.

Additional Covered Products are supplied on a case by case basis for cable marshaling connectivity for control and monitoring of third party equipment. These systems are as follows:

PumpLink Interface Box – The PumpLink Interface Box allows for one central location for PumpLink cable marshaling and connection.

Third Party Pump Interface Box—The Third Party Pump Interface Box allows for connection of third party pumping equipment to the DVCommand system and enables the FracCommand Suite to connect control and monitor pump controllers from selected equipment suppliers.

While the functionality of the Covered Products differs considerably from each other, each of the Covered Products use the same or similar components, with only minor differences between each. All Covered Products designed and developed at AMI are manufactured from off-the-shelf components. Many of these off-the-shelf components used in the assembly of the Covered Products contain Conflict Minerals. This Report covers all the FracCommand Suite products together.

Exhibit 1.01

The number of Covered Products manufactured, sold and shipped during the 2014 calendar year, exclusive of equipment upgrades and refurbishment of older equipment, are as follows:

PumpLink - 111

BlenderLink - 49

ChemLink - 1

HydrationLink - 19

DVCommand - 22

Third Party Pump Interface Box - 14

PumpLink Interface Box - 18

The Company’s Due Diligence Process

The Company’s due diligence measures have been designed to conform to the framework in the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chain of Minerals from Conflict-Affected and High Risk Areas: Second Edition, including the related supplements on gold, tin, tantalum and tungsten (the “OECD Guidance”). The OECD Five-Step Framework for Risk Based Due Diligence includes the following actions:

Step 1: Establish strong company management systems

Step 2: Identify and assess risks in the supply chain

Step 3: Design and Implement a strategy to respond to identified risks

Step 4: Carry out independent third party audit of the supply chain due diligence at identified points in the supply chain

Step 5: Report on supply chain due diligence

The Company adopted a policy relating to the Conflict Minerals (the “Company Policy”), incorporating the standards set forth in OECD Guidance. The Company’s policy is to develop a conflict free supply chain. For humanitarian reasons, the Company is committed to the responsible sourcing of materials, products, and components necessary to the functionality of the products that it manufactures or contracts to manufacture. We have also asked our suppliers to cooperate with us as we comply with the Rule and we are committed to our customers’ efforts to do the same. The Company has participated in groups and forums focused on responsible sourcing of the Conflict Minerals, including the EICC-GeSI Conflict Minerals forums and industry association groups.

There are many third parties in the Company’s supply chain with respect to the Covered Products between the ultimate manufacture of the Covered Products and the original sources of Conflict Minerals. In this regard, the Company does not purchase Conflict Minerals directly from mines, smelters or refiners. The majority of our suppliers are several steps removed from smelters and mines, purchasing their components and products from suppliers who are also removed from direct interaction with smelters, refiners and mines. The Company must therefore

Exhibit 1.01

rely on its suppliers to provide information regarding the origin of Conflict Minerals that are included in the Covered Products. Moreover, the Company believes that the smelters and refiners of the Conflict Minerals are best situated to identify the sources of Conflict Minerals, and therefore has taken steps to identify the applicable smelters and refiners of Conflict Minerals in the Company’s supply chain.

The Company’s established due diligence process is designed to identify the source of any Conflict Minerals contained in its products. The Company due diligence process is an ongoing process carried out by a team of employees from the Company’s Legal, Supply Chain Management, Procurement, Engineering, and Finance departments. The team conducted an assessment to determine (1) which products are Covered Products, and (2) what suppliers supplied components used in the Covered Products. All of the relevant suppliers were contacted through letters and email making the suppliers aware of the Company Policy and requesting that the suppliers complete and return the Conflict Free Sourcing Initiative (“CFSI”) Conflict Mineral Reporting Template. The team reviewed each response received and followed-up by email and telephone with suppliers who either did not respond or whose responses were determined to be incomplete, incorrect or not reliable. In the event that a supplier further appeared to be uncooperative, non-responsive or otherwise unreliable, the team contacted the original manufacturer of the component in question through the use of letters, website submission forms, emails and telephone, and requested that the manufacturer complete the CFSI Reporting Template. The Company has notified its suppliers that suppliers who are unwilling or unable to cooperate with the Company’s due diligence process will eventually be replaced with suppliers who are able to certify that their products do not directly or indirectly finance or benefit armed groups in the Covered Countries. Terms and conditions contained in the Company’s supplier contracts have also been revised to reflect the Company’s commitment to the development of a conflict-free supply chain.

Findings and Conclusions

Based on the information obtained pursuant to the due diligence process, the Company does not have sufficient information, with respect to the Covered Products to determine the country of origin of the Conflict Minerals in the Covered Products.

The due diligence process identified 1197 items, manufactured by 216 distinct manufacturers, requiring assessment. These items were supplied to the Company by 92 suppliers. We received responses from suppliers and manufacturers of approximately 86% of all items. Of the supplier responses, we have identified 1099 smelters and refineries as sources of the Conflict Minerals in our products, of which 211 have reportedly received a conflict free designation from the CFSI, and 888 are not listed or unknown. A list of the smelters we have identified is attached to this report.

Given the nature of the Company’s supply chain and the need to rely upon suppliers to identify sources of Conflict Minerals in Covered Products, it has not been practical for the Company to identify specific mines or locations of origin of such Conflict Minerals. Even those suppliers who can identify particular smelters associated with their products may not have information regarding the mines from which the smelters obtain the ores used to produce the minerals.

Exhibit 1.01

Future Steps

The Company expects to take the following steps, among others, to continue to improve its due diligence measures and to further mitigate the risk that the necessary Conflict Minerals contained in the Company’s products finance or benefit armed groups in the Covered Countries: (i) communicate expectations as reflected in the Company Policy to suppliers and those contracted to preform manufacturing on behalf of the company; (ii) continue to engage with suppliers to obtain current, accurate and complete information about the supply chain; (iii) encourage suppliers to implement responsible sourcing and to have them encourage smelters and refiners to obtain a “conflict free” designation from an independent, third-party auditor; (iv) engage in industry initiatives encouraging conflict free supply chains; and (v) disengage where possible with any supplier who is unwilling to cooperate in the supply of information pertaining to Conflict Minerals or who is not committed to supplying Conflict Minerals that do not finance or benefit armed groups in the Covered Countries.

Independent Public Sector Audit

The Company is not required to obtain an independent public sector audit for this Report.

This Conflict Minerals Report contains forward looking statements relating to actions that we may take in the future. Such statements are based on the current expectations of our management and are neither promises nor guarantees of future performance of the actions. Subsequent events and developments may cause management’s views to change. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Additional Risk Factors

The statements above are based on the RCOI process and due diligence performed in good faith by the company. The statements are all based on information available at the time, and many factors can introduce error impacting the Company’s Conflict Minerals status. Some factors could include but are not limited to unavailable supplier data, incomplete supplier data, incomplete smelter data, errors or omissions in supplier or smelter responses, and suppliers smelter operators who are unfamiliar with the Conflict Minerals rule and protocols for responding to requests from U.S. companies for information about Conflict Minerals.

Attachment A

Key Energy Services, Inc.

Conflict Minerals Report

For the reporting period from January 1, 2014 to December 31, 2014

	Smelter Name	Smelter Country	CFSI Approved Smelter?
1		JAPAN	No
2	145-1, Funaya-Aza-Shinchi-Otu, Saijyo, Ehime	JAPAN	No
3	2-12-30 Aoyagi, Soka, Saitama	JAPAN	No
4	2-14 Nagatoro, Hiratsuka, Kanagawa	JAPAN	No
5	5N Plus	GERMANY	No
6		CHINA	No
7	Acade Metals Co.,LTD	CHINA	No
8	Acade No	CHINA	No
9	AcademyPreciousMetals(China)Co.,Ltd	CHINA	No
10	Accurate Refining Group	UNITED STATES	No
11	ADVANCED CHEMICAL COMPANY	UNITED STATES	No
12	AGR Matthey	AUSTRALIA	Yes
13	Huzhou Cemented Carbide Works Imp. & Exp. Co	CHINA	No
14	AIM	CANADA	No
15	AIM Group	CANADA	No
16	Air Products	UNITED STATES	No
17	Alldyne Powder TechNo	UNITED STATES	No
18	Allgemeine Gold	GERMANY	Yes
19	Allgemeine Gold- und Silberscheideanstalt	GERMANY	No
20	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY	No
21	China Minmetals Corp.	CHINA	No

22	Alluter TechNo	CHINA	No
23	Allydne Powder TechNo		No
24	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	No
25	China Minmetals Corp,CMN,Minmetals,China Minmetals,Gan Bei Tungsten Industry Co. Ltd.	CHINA	No
26	Alpha	UNITED STATES	Yes
27	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF	No
28	Alta Group	UNITED STATES	No
29	Altlantic Metals	UNITED STATES	No
30	Amalgamated Metals Corporation, Ketabang	UNITED KINGDOM	No
31	Amalgamet Inc	PERU	No
32	American Iron and Metal	CANADA	No
33	American Precious Metals Exchange	UNITED STATES	No
34	AMP CO METAL (Foshan) CO, LTD	CHINA	No
35	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA	No
36	AnChen Solder Plant, Zhenpu Village, Nanlian	CHINA	No
37	AngloGold Ashanti Mineração Ltda	BRAZIL	Yes
38	ANZ Banking	AUSTRALIA	No
39	Aoki Loboratories Ltd.	CHINA	No
40	Argor-Heraeus SA	SWITZERLAND	Yes
41	Asahi Pretec Corp	JAPAN	Yes
42	Asahi Solder TechNo	CHINA	Yes
43	China Minmetals No	CHINA	No
44	ASSAB	CHINA	No
45	Assaf Conductors Ltd.	UNITED STATES	No
46	ATAkulche	TURKEY	No
47	China National No	CHINA	No
48	ATI Metalworking Products	UNITED STATES	No
49	ATI Tungsten Materials	UNITED STATES	No
50	ATI,ATI Firth Sterling,ATI Metalworking Products,ATI Metalworking,ATI Metals,Allydne,Allydne Powder TechNo	UNITED STATES	No
51	Atlantic Metals	UNITED STATES	No
52	Aurubis	UNITED STATES	Yes
53	Aurubis AG	GERMANY	Yes

54	Aurubis,No	GERMANY	Yes
55	AXIS Material Ltd.	JAPAN	No
56	Ayrubis	UNITED STATES	No
57	Baiyin No	CHINA	No
58	Balver Zinn	GERMANY	No
59	Bangjia Island	INDONESIA	No
60	Bangka	INDONESIA	Yes
61	Bangka Indonesia	INDONESIA	Yes
62	Bangka Tin,Mentok,PT Timah (Persero) TBK	INDONESIA	No
63	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	No
64	Banka	INDONESIA	No
65	Baoshida Swissmetall	SWITZERLAND	No
66	Bauer Walser AG	GERMANY	No
67	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA	No
68	Beijing Zenith Materials	CHINA	No
69	BEST METAIS	BRAZIL	No
70	Best Metals	BRAZIL	No
71	BHP Billion	CHILE	No
72	Bintulu	MALAYSIA	No
73	Boliden AB	SWEDEN	Yes
74	Boliden Mineral AB	SWEDEN	Yes
75	BOLIVIA	BOLIVIA	No
76	BoNo	INDONESIA	No
77	Brand IMLI	INDONESIA	No
78	Brinkmann Chemie AG	GERMANY	No
79	Britannia Refined Metals Ltd.	UNITED KINGDOM	No
80	Bruweiler Precise Sales Co.	UNITED STATES	No
81	Buffalo	CHINA	No
82	Buffalo Tungsten	CHINA	No
83	Butterworth Smelter	MALAYSIA	Yes
84	Ganzhou Grand Sea W&Mo Group Co. Ltd.	CHINA	No
85	Cabot	CHINA	Yes
86	Cabot Corporation	UNITED STATES	No
87	Cabot Super metals	UNITED STATES	No

88	CANADA	CANADA	No
89	Canfield	UNITED STATES	No
90	Caridad	MEXICO	No
91	CB-Ceratizit CN	CHINA	No
92	CCR Refinery – Glencore Canada Corporation	CANADA	Yes
93	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	No
94	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF	No
95	Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES	No
96	Central Glass / Japan	JAPAN	No
97	Central Glass Co. Ltd. Ube, Yamaguchi	JAPAN	No
98	Ceratizit S.A	LUXEMBOURG	No
99	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL	No
100	CHALCO Yunnan Copper Co. Ltd.	CHINA	No
101	ChangChun up-optech	CHINA	No
102	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Yes
103	Changsha Southern		Yes
104	Changzhou Chemical Research Institute Co. Ltd.	CHINA	No
105	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA	No
106	Chengdu Hongbo Industrial co,Ltd	CHINA	No
107	Chengfeng Metals Co Pte Ltd	CHINA	No
108	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	No
109	PT Mitra Stania Prima	INDONESIA	No
110	A.L.M.T. Corp.	JAPAN	No
111	Cheong Hing	HONG KONG	No
112	Chimet	ITALY	Yes
113	Chimet SpA	ITALY	Yes
114	CHINA	CHINA	No
115	China Alluter TechNo	Shenzhen China	No
116	China Shenzhen Morgan Sputtering Targets & TechNo	CHINA	No
117	China SiNo	CHINA	No
118	China Gold	CHINA	No
119	China Golddeal	CHINA	No
120	China Golddeal Investment Co. Ltd	CHINA	No
121	CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH	CHINA	No

122	China Hongqiao	CHINA	No
123	China Lai Bin tin smelting co.,ltd	CHINA	No
124	AIDA Chemical Industories Co.,Ltd	JAPAN	No
125	Allied Material (A.L.M.T) Corp	JAPAN	No
126	ALMT	CHINA	No
127	China National Gold Group Corporation	CHINA	No
128	Asaka Riken Co.,Ltd.	JAPAN	No
129	C. Hafner GmbH + Co. KG	GERMANY	No
130	China Shenzhen Morgan Sputtering Targets & TechNo	CHINA	No
131	China SiNo	CHINA	No
132	Cendres et Métaux SA	SWITZERLAND	No
133	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	No
134	Chenzhou, Hunan, China (China Minmetals No	CHINA	No
135	China Tin Smelter Co. Ltd.	CHINA	No
136	China Yunnan Tin Co Ltd.	CHINA	No
137	China’s Police departments	CHINA	No
138	China’s Shangdong Gold Mining Co., Ltd	CHINA	No
139	Chinese Government	CHINA	No
140	CHIN-LEEP ENTERPRISE CO., LTD.	TAIWAN	No
141	Choksi Heraeus	INDIA	No
142	Chenzhou,Chenzhou Mining Group	CHINA	No
143	Chugai Mining	JAPAN	No
144	CHUGAI MINING CO.,LTD	JAPAN	No
145	Chunbao Carbide Science & TechNo	TAIWAN	No
146	CIF	BRAZIL	No
147	CNMC (Guangxi) PGMA Co. Ltd.	CHINA	No
148	Codelco	CHILE	No
149	Colt Refining	UNITED STATES	No
150	Companhia Industrial Fluminense	BRAZIL	No
151	Complejo Metalurgico Vinto S.A.	BOLIVIA	No
152	Conghua Tantalum and Niobium Smeltry	CHINA	Yes
153	Cookson	UNITED STATES	Yes
154	Cookson Group	SPAIN	No
155	Cookson Sempsa	SPAIN	Yes

156	Cookson; Alpha Metals Taiwan	UNITED STATES	No
157	China Rare Metal Materials Company	CHINA	No
158	China Tin	CHINA	No
159	Coopersanta	BRAZIL	No
160	Cooson Sempsa	SPAIN	No
161	Corporation Berhad (MSC)	Malaysia	No
162	Crucible Industries	UNITED STATES	No
163	CS	SWITZERLAND	No
164	CSC Pure TechNo	RUSSIAN FEDERATION	No
165	CV DS Jaya Abadi	INDONESIA	No
166	CV Duta Putra Bangka	INDONESIA	No
167	CV Gita Pesona	INDONESIA	No
168	CV JusTindo	INDONESIA	No
169	CV Makmur Jaya	INDONESIA	No
170	CV Nurjanah	INDONESIA	No
171	CV Prima Timah Utama	INDONESIA	No
172	China Tin Group Co.,Ltd	CHINA	No
173	CV United Smelting	INDONESIA	Yes
174	CV. SERUMPUN SEBALAI	INDONESIA	Yes
175	CWB Materials	UNITED STATES	No
176	Da Tong Co., Ltd	CHINA	No
177	DAE CHANG IND CO LTD	KOREA, REPUBLIC OF	No
178	Dae Kil	KOREA, REPUBLIC OF	No
179	DAECHANG Co. LTD.	KOREA, REPUBLIC OF	No
180	DAEJIN INDUS CO., LTD	KOREA, REPUBLIC OF	No
181	DaeryongENC	KOREA, REPUBLIC OF	No
182	DAERYOUNG E&C	KOREA, REPUBLIC OF	No
183	Daewoo International	KOREA	No
184	Daye No	CHINA	No
185	China tin group in Guangxi	CHINA	No
186	Declaration by the chemical supplier’s supplier (TANAKA KIKINZOKU KOGYO K.K.). Pls see below.	JAPAN	Yes
187	Degutea	KOREA, REPUBLIC OF	No
188	Do Sung Corporation	KOREA, REPUBLIC OF	No

189	Doctor of solder products Co., LTD	CHINA	No
190	Doduco	GERMANY	No
191	Dongguan CameroonChemical Materials Co., Ltd	CHINA	No
192	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA	No
193	Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA	No
194	Dongguan lason metel materials co,.ltd	CHINA	No
195	Dongguan Standard Electronic Material.Co.,Ltd	CHINA	No
196	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA	No
197	Dosung metal	KOREA, REPUBLIC OF	No
198	Douluoshan Sapphire Rare Metal Co Ltd	CHINA	No
199	Dowa	JAPAN	Yes
200	Dowa Kogyo k.k	JAPAN	No
201	Dowa Metals & Mining Co.Ltd	JAPAN	No
202	Dowa Metals & Mining. Kosaka Seiren	JAPAN	Yes
203	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY	No
204	DS	INDONESIA	No
205	DUKSAN HI-METAL	KOREA, REPUBLIC OF	No
206	Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA	Yes
207	DUOXIN	CHINA	No
208	E-CHEM Enterprise Corp	CHINA	No
209	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA	No
210	Eco-System Recycling Co., Ltd.	JAPAN	Yes
211	Ekaterinburg	RUSSIAN FEDERATION	No
212	Electro.oy Metal Pte.	Singapore	No
213	Electroloy Coroperation Sdn Bhd	MALAYSIA	No
214	Electroloy Metal Co. Ltd	CHINA	No
215	Electroloy Metal PTE LTD	CHINA	No
216	Chongyi Zhangyuan Tungsten Co Ltd	CHINA	No
217	EMPERESA METALURGICA VINTO	BOLIVIA	No
218	Empressa Nacional de Fundiciones (ENAF)	BOLIVIA	No
219	ENAF	BOLIVIA	No
220	Epic Industrial	UNITED STATES	No
221	ESG Edelmetallservice GmbH & Co. KG	GERMANY	No
222	Estanho de Rondônia S.A.	BRAZIL	No

223	Ethiopian Minerals Development Share Company	ETHIOPIA	No
224	Eximetal S.A.	ARGENTINA	No
225	Exotech Inc.	UNITED STATES	Yes
226	F&X	CHINA	Yes
227	F&X Electro-Materials Ltd.	CHINA	Yes
228	FAGGI ENRICO SPA	ITALY	No
229	Feinhuette	GERMANY	No
230	Feinhütte Halsbrücke GmbH	GERMANY	No
231	Cooper Santa	BRAZIL	No
232	First Copper TechNo	TAIWAN	No
233	Fombell,	USA	No
234	Foshan Nanhai Xihai Metal material Co., Ltd.	CHINA	No
235	FSE No	RUSSIAN FEDERATION	No
236	Fuji Metal Mining Corp.	TAIWAN	No
237	COOPERMETAL—Cooperativa Metalúrgica de Rondônia Ltda.	BRAZIL	No
238	CV Serumpun Sebalai	INDONESIA	No
239	Funsur	PERU	Yes
240	Funsur,Minsur Mines,Funsur Smelter,Minsur S.A. Tin Metal	PERU	Yes
241	Furukawa Electric	JAPAN	No
242	Furuuchi Chemical Corporation	JAPAN	No
243	FUXINKAI	CHINA	No
244	GAM	UNITED STATES	Yes
245	GanNo	UNITED STATES	No
246	Gansu Seemine Material Hi-Tech Co Ltd	CHINA	No
247	Gansu-based Baiyin No	CHINA	No
248	Ganxian Shirui New Material Co., Ltd.	CHINA	No
249	Dayu Weiliang Tungsten Co. Ltd.	CHINA	No
250	GANZHOU HONGFEI W&Mo MATERIALS CO.,LTD.	CHINA	No
251	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Yes
252	Ganzhou No	CHINA	No
253	EM Vinto	BOLIVIA	No
254	Ganzhou Seadragon W&Mo Co,.Ltd.	CHINA	Yes
255	Ganzhou, Jiangxi, China (China Minmetals No	CHINA	No
256	Gebrueder	GERMANY	No

257	Geiju City Datun Chengfeng Smelter	CHINA	No
258	Geiju No	CHINA	Yes
259	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA	No
260	Gejiu Jin Ye Mineral co., Ltd	CHINA	No
261	Gejiu Jinye	CHINA	No
262	Gejiu Kai Meng Industry and Trade LLC	CHINA	No
263	Gejiu No	CHINA	Yes
264	Gejiu Yunxi Group Corp.	CHINA	No
265	GEJIU YUNXIN COLORED ELECTROLYTIC CO.,LTD	CHINA	No
266	Gejiu Yunxin No	CHINA	No
267	Gejiu Zi-Li	CHINA	No
268	Gejiu Zili Metallurgy Co.	CHINA	No
269	Gejiu Zili Mining and Smelting Co. LTD.	CHINA	No
270	Gejiu zili mining&smel ting co.,ltd	CHINA	No
271	Gibbs Wire & Steel Co	UNITED STATES	No
272	Global Advanced Metals	UNITED STATES	Yes
273	Global Advanced Metals Aizu	JAPAN	Yes
274	Global Advanced Metals Boyertown	UNITED STATES	Yes
275	Global Tungsten & Powders Corp	UNITED STATES	Yes
276	Gold Bell Group	CHINA	No
277	Gold Mining in Shandong (Laizhou) Limited Company	CHINA	No
278	Gold Refinery of Guangdong Gaoyao Hetai Gold Mine	CHINA	No
279	Golden Egret Special Allloy Coop.	CHINA	No
280	Gomat-e-K.	GERMANY	No
281	Government (Police Dept.)	CHINA	No
282	Grant Manufacturing and Alloying	UNITED STATES	No
283	Great Wall Gold & Silver Refinery	CHINA	No
284	GTP	UNITED STATES	No
285	GUANG DONG JING DING CO., LTD	CHINA	No
286	Guang Xi Hua Xi Corp	CHINA	No
287	Guang Xi Liu Zhou	CHINA	No
288	GuangDong Jiatian Stannum Products Co., Ltd	CHINA	No
289	Guangdong Jinding Gold Limited	CHINA	No
290	Guangdong MingFa Precious Metal Co.,Ltd	CHINA	No

291	FENIX	POLAND	No
292	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Yes
293	GuangXi China Tin	CHINA	No
294	GUANGXI CHINA TIN GROUP CO.,LTD	CHINA	No
295	Guangxi China Tin Metal Meterials Company	CHINA	No
296	Guangxi Huaxi Group Limited	CHINA	No
297	Guangxi Pinggui PGMA Co., Ltd	CHINA	No
298	Guangxi Pingui Feidie Co. Ltd.	CHINA	No
299	Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	CHINA	No
300	GuangZHou Jin Ding	CHINA	No
301	Guangzhou Special Copper & Electronics material Co.,LTD	CHINA	No
302	GUANGZHOUHANYUAN ELECTRONIC TECH.CO.LTD	CHINA	No
303	GuanXi China Tin Group Co.,LTD	CHINA	No
304	Guixi smelter	CHINA	No
305	H. C. Stark	GERMANY	No
306	H.C. Starck	JAPAN	Yes
307	H.C. Starck GmbH	GERMANY	Yes
308	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd—Registered in the UK—Reg. No	UNITED KINGDOM	No
309	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA	No
310	Hana-High Metal	MALAYSIA	No
311	Hanbaek No	KOREA, REPUBLIC OF	No
312	Handok	KOREA, REPUBLIC OF	No
313	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	No
314	Harima Smelter	JAPAN	No
315	Harmony Gold Refinery	SOUTH AFRICA	No
316	HC Stack	UNITED STATES	Yes
317	HC Starck	JAPAN	Yes
318	Heareus	HONG KONG	Yes
319	Heesung — Smelter Name No	INDONESIA	No
320	Heesung Catalysts Corp.	KOREA, REPUBLIC OF	No
321	HEESUNG MATERIAL LTD	KOREA, REPUBLIC OF	No
322	Heesung Metal Ltd.	KOREA, REPUBLIC OF	No

323	Heimerle + Meule GmbH	GERMANY	Yes
324	Henan Province in Gold Investment Management Ltd.	CHINA	No
325	Henan San Men Xia	CHINA	No
326	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA	No
327	Henan Zhongyuan Gold Smelter Co., Ltd.	CHINA	No
328	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Yes
329	Heraeus	UNITED STATES	Yes
330	Heraeus Electronic Materials Phils.,Inc.	HONG KONG	Yes
331	Heraeus Germany	GERMANY	No
332	Heraeus Germany,Heraeus Hanau,Heraeus Materials TechNo	GERMANY	Yes
333	HERAEUS HONG KONG	HONG KONG	Yes
334	Heraeus Ltd.—Canada	CANADA	Yes
335	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE	No
336	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF	No
337	Heraeus Precious Metals	CHINA	Yes
338	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Yes
339	Heraeus Precious Metals No	UNITED STATES	Yes
340	Heraeus TechNo	HONG KONG	No
341	Heraeus Zhaoyuan Changshu Electronic Materials Co.,Ltd.	CHINA	No
342	Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	CHINA	No
343	Heraeus(Zhaoyuan)Metal Materials C0.,Ltd/Heraeus Zhaoyuan(changshu)Electronic Materials Co.,Ltd.	CHINA	No
344	HeTai Gold Mineral GuangDong Ltd. Co.	CHINA	No
345	High Quality TechNo	CHINA	No
346	High-Power Surface TechNo	CHINA	No
347	Hisikari Mine	JAPAN	No
348	Hitachi	JAPAN	No
349	Hitachi Cable	JAPAN	No
350	Hitachi Ltd.	JAPAN	No
351	Hitachi Metals, Ltd.,	JAPAN	No
352	Hitachi Metals, Ltd.,Yasugi Works	JAPAN	No
353	Hi-Temp	UNITED STATES	Yes
354	HL Thorne	UNITED KINGDOM	No
355	Hon Hai	TAIWAN	No

356	Hon Shen Co., Ltd.	TAIWAN	No
357	Hong Kong	HONG KONG	No
358	HonHai Precision Co., Ltd.	TAIWAN	No
359	HoNo	CHINA	No
360	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN	No
361	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA	No
362	Huaxi Guangxi Group	CHINA	No
363	HuaXi Metals Co.,Ltd	CHINA	No
364	Huichang Jinshunda Tin Co. Ltd.	CHINA	No
365	Huichang Shun Tin Kam Industries, Ltd.	CHINA	No
366	Huizhou Taiwan Electronic Component Limited Company	CHINA	No
367	Humen Public Security Bureau	CHINA	No
368	Fujian Jinxin Tungsten Co., Ltd.	CHINA	No
369	Hunan Chenzhou Mining Group Co. Ltd.	CHINA	No
370	Hunan Chunchang No	CHINA	Yes
371	Hunan Chun-Chang No	CHINA	Yes
372	Fujian Nanping	CHINA	No
373	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA	No
374	Hwasung CJ Co., Ltd	KOREA, REPUBLIC OF	No
375	Hyundai-Steel	KOREA, REPUBLIC OF	No
376	IBF IND Brasilleira de Ferroligas Ltd.	BRAZIL	No
377	ICBC	CHINA	No
378	IES Technical Sales	UNITED STATES	No
379	ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF	No
380	IMLI	INDONESIA	No
381	Imperial Zinc	UNITED STATES	No
382	INDONESIA	INDONESIA	No
383	Indonesia State Tin Corporation, MentokSmelter	INDONESIA	No
384	Indonesia(Bangka)	INDONESIA	No
385	Indonesian state tin corporation	INDONESIA	No
386	Indonesian Tin Ingot	INDONESIA	No
387	Indra Eramulti Logam	INDONESIA	No
388	Inner Mongolia Qiankun Gold and Silver Refnery Share Company Limited	MONGOLIA	No
389	Integrated Circuit	Korea	No

390	International Wire Group, Inc	UNITED STATES	No
391	IPS	FRANCE	No
392	Ishifuku Metal Industry Co., Ltd.	JAPAN	Yes
393	Ishifuku Tokyo Melters	JAPAN	Yes
394	ISHIKAWA METAL CO.,LTD.	JAPAN	No
395	Istanbul Gold Refinery	TURKEY	Yes
396	Izawa Metal Co., Ltd	JAPAN	No
397	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN	No
398	Jalan Jenderal Sudirman 51	INDONESIA	No
399	Jan Janq	TAIWAN	No
400	Japan	JAPAN	No
401	Japan Mint	JAPAN	Yes
402	Japan New Metals Co Ltd	JAPAN	Yes
403	Japan Pure Chemcial	JAPAN	No
404	Japanese Mint Osaka	JAPAN	Yes
405	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN	No
406	Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA	No
407	Jean Goldschmidt International	BELGIUM	No
408	Jet Process	UNITED STATES	No
409	Jhonson Mattehey	UNITED STATES	No
410	Jia Lung Corp	CHINA	No
411	Jia Tian	CHINA	No
412	Jiangsu Hetian TechNo	CHINA	No
413	Jiangsu Sue large special chemical reagent Co., LTD	CHINA	No
414	Hunan Chenzhou Mining Group Co	CHINA	No
415	Japan New Metal	JAPAN	No
416	Jiangxi Jinshunda Tin Co. Ltd.	CHINA	No
417	Jiangxi Mining Group	CHINA	No
418	Jiangxi Minmetals Gao’an No	CHINA	No
419	Jiangxi Nanshan	CHINA	No
420	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	No
421	Jiangxi Rare Earth Metals Tungsten Group Corp	CHINA	No
422	JCC	CHINA	No
423	Jiangxi Tungsten Industry Co Ltd	CHINA	No

424	Jiangxi Tungsten Industry Group Co Ltd	CHINA	Yes
425	Jiangxi Copper Company Limited	CHINA	No
426	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	No
427	Jiangxi Tonggu No	CHINA	No
428	Jiangxi Yichun	CHINA	No
429	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA	No
430	Jiangzi rare Earth metals Tungsten group	CHINA	No
431	Jiangzi Tungsten Co LTD	CHINA	No
432	Jie sheng	CHINA	No
433	Jin Dong Heng	CHINA	No
434	Jin Jinyin refining company limited	CHINA	No
435	Jin Tian	CHINA	No
436	Jin Zhou	CHINA	No
437	JinBao Electronic Co.,Ltd.	CHINA	No
438	Jinfeng Gold Mine Smelter	CHINA	No
439	Jinlong Copper Co.,Ltd.	CHINA	No
440	JiuJiang JinXin No	CHINA	Yes
441	Jiujiang Tanbre	CHINA	Yes
442	Jiujiang Tanbre Co., Ltd.	CHINA	Yes
443	JM USA	UNITED STATES	Yes
444	JNM,Mitsubishi Materials Corporation,Mitsubishi	Japan	Yes
445	Johnson Matthey	UNITED KINGDOM	Yes
446	Johnson Matthey (Salt Lake City)	UNITED STATES	Yes
447	Johnson Matthey Canada,JM Canada	CANADA	Yes
448	Johnson Matthey HongKong Ltd.	CHINA	Yes
449	Johnson Matthey USA,JM USA,Johnson Matthey(Salt lake City)	UNITED STATES	Yes
450	Johnson Metthey Inc.	UNITED STATES	Yes
451	JSC Ekaterinburg No	RUSSIAN FEDERATION	No
452	JSC Uralectromed	RUSSIAN FEDERATION	No
453	JSC Uralelectromed	RUSSIAN FEDERATION	No
454	JU TAI INDUSTRIAL CO.,LTD.	CHINA	No
455	JX Nippon Mining & Metals Co ..Ltd Nittko seiren(sagaNo	JAPAN	Yes
456	JX Nippon Mining & Metals Co., Ltd	JAPAN	Yes
457	Kai Union Industry and Trade Co., Ltd.	CHINA	No

458	Kai Unita Trade Limited Liability Company	CHINA	No
459	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA	No
460	Kalas Wire	UNITED STATES	No
461	Kanfort Industrial (Yantai) Co. Ltd.	CHINA	No
462	Kanto Denka Kogyo Co., Ltd.	JAPAN	No
463	Katapang	CHINA	No
464	Kazzinc Ltd	KAZAKHSTAN	Yes
465	Kee Shing	HONG KONG	No
466	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA	No
467	KEMET Blue Metals	MEXICO	Yes
468	Kemet Blue Power	UNITED STATES	Yes
469	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	No
470	Keeling & Walker	UNITED KINGDOM	No
471	Kennametal (former ATI Tungsten Materials)	UNITED STATES	No
472	Kennametal Fallon	UNITED STATES	No
473	Kennametal Inc.	UNITED STATES	No
474	Kennecot Utah Copper	UNITED STATES	Yes
475	Kennemetal Inc	UNITED STATES	No
476	Ketabang	UNITED KINGDOM	No
477	Ketapang	INDONESIA	No
478	Kewei Tin Co.,ltd	CHINA	No
479	Kihong T&G	INDONESIA	No
480	King-Tan Tantalum Industry Ltd	CHINA	No
481	KOBA	INDONESIA	No
482	Kojima Chemicals Co., Ltd	JAPAN	Yes
483	KOKI JAPAN	JAPAN	No
484	Korea Metal Co. Ltd	KOREA, REPUBLIC OF	No
485	Kosak Seiren	JAPAN	No
486	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC	No
487	Kundur LL Indonesia	INDONESIA	No
488	Kundur Smelter	INDONESIA	No
489	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA	No
490	Kupol	RUSSIAN FEDERATION	No
491	kyocera	CHINA	No

492	KYORITSU GOKIN CO.,LTD.	JAPAN	No
493	Kyrgyzaltyn JSC	KYRGYZSTAN	No
494	L’ azurde	SAUDI ARABIA	No
495	L’ azurde Company For Jewelry	SAUDI ARABIA	No
496	La Caridad	MEXICO	No
497	La Caridad Mine	MEXICO	No
498	Laibin Tin Smelt Co. Ltd.	CHINA	No
499	Las Begonias 441, Of. 338	PERU	No
500	LBMA	JAPAN	Yes
501	Levitra can, Shenzhen Electronic TechNo	CHINA	No
502	LG-Nikko	KOREA, REPUBLIC OF	Yes
503	Lian Pei Smelting Factory	CHINA	No
504	Lingao Gold	CHINA	No
505	Lingbao Jinyuan tonghu	CHINA	No
506	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA	No
507	Linqu Xianggui Smelter Co. Ltd.	CHINA	No
508	Linwu Xianggui Smelter Co	CHINA	No
509	LINXENS	FRANCE	No
510	LITTELFUSE	UNITED STATES	No
511	Liuzhou China Tin	CHINA	No
512	Liuzhou Smelter	CHINA	No
513	LMBA	GERMANY	No
514	LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM	No
515	London Metal Exchange (LME)	CHINA	No
516	LS- Nikko, Japan	JAPAN	No
517	LSM Brasil S.A.	BRAZIL	Yes
518	LS-Nikko Copper Inc	KOREA, REPUBLIC OF	Yes
519	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA	No
520	LUPON ENTERPRISE CO., LTD	TAIWAN	No
521	Ma An Shan Shu Guang Smelter corporation	CHINA	No
522	Magnu’s Minerais Metais e Ligas LTDA	BRAZIL	Yes
523	Malayasia Smelting Corporation	MALAYSIA	Yes
524	Malaysia	MALAYSIA	No

525	Malaysia Smelting	MALAYSIA	No
526	Malaysia Smelting Coporation	MALAYSIA	Yes
527	Malaysia Smelting Corporation Berhad	MALAYSIA	No
528	Malaysian Electronics Materials Sdn Bhd	MALAYSIA	No
529	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Yes
530	Materion	UNITED STATES	Yes
531	Materion 1USA033	UNITED STATES	Yes
532	Materion Advanced Metals	UNITED STATES	Yes
533	Matheson Special Gas Production Co. Ltd of Korea- MGPK	KOREA, REPUBLIC OF	No
534	Matsuda Sangyo Co. Ltd	JAPAN	Yes
535	Matsudfa Industrial Corporation	JAPAN	Yes
536	Matsuo Electric	JAPAN	No
537	MCP Heck	GERMANY	No
538	MCP Metal Specialties, Inc.	UNITED STATES	No
539	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM	No
540	Melt Metais e Ligas S/A	BRAZIL	Yes
541	Meng neng	CHINA	No
542	Mentok Smelter	INDONESIA	No
543	Metahub Industries Sdn. Bhd.	MALAYSIA	No
544	Metal Do	JAPAN	No
545	METALLIC MATERIALS BRANCHL OF GUANGXI CHINA TIN GROUP CO.,LTD	CHINA	No
546	Metallic Resources Inc	UNITED STATES	No
547	Kennametal Firth Sterling	UNITED STATES	No
548	Metallo-Chimique	BELGIUM	No
549	Metallurgical Products India Pvt Ltd.	INDIA	Yes
550	Metalor	UNITED STATES	Yes
551	Metalor Group Refining Division	SWITZERLAND	No
552	Metalor Switzerland	SWITZERLAND	Yes
553	Metalor TechNo	HONG KONG	Yes
554	Metalor USA Refining Corporation	UNITED STATES	No
555	Meterion Advanced Materials Thin Film Products	UNITED STATES	No
556	Met-Mex Peñoles, S.A.	MEXICO	Yes
557	MEXICO	unkNo	No
558	Micro 100	UNITED STATES	No

559	Midwest Tungsten Wire Co.	UNITED STATES	No
560	Millard Wire	UNITED STATES	No
561	Mineração Taboca S.A.	BRAZIL	Yes
562	Ming Li Jia smelt Metal Factory	CHINA	No
563	Minmetals Ganzhou Tin Co. Ltd.	CHINA	No
564	Minmetals ganzhou Tin Co. Ltd.	CHINA	No
565	Minsur	PERU	Yes
566	Minsur S.A. Tin Metal	CHINA	Yes
567	Misur	PERU	Yes
568	Mitsubishi Materials Corporation	JAPAN	Yes
569	Mitsui	HONG KONG	Yes
570	Mitsui & Co Precious Metals Inc	JAPAN	Yes
571	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG	Yes
572	Mitsui Bassan Precision Metals	CHINA	No
573	Mitsui Mining & Smelting	JAPAN	Yes
574	Mitsui Mining & Smelting Co.,Ltd.	JAPAN	Yes
575	Mitui kinzoku Co Ltd takehara seirenjyo	JAPAN	No
576	MK electron	KOREA, REPUBLIC OF	No
577	Molycorp Silmet A.S.	ESTONIA	Yes
578	Morigin Company	JAPAN	No
579	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	No
580	MSC	MALAYSIA	No
581	MSC	INDONESIA	No
582	Multiple Xin precision metal electroplating factory	CHINA	No
583	N.E.Chemcat Corporation	JAPAN	No
584	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Yes
585	Nancang Metal Material Co.,Ltd	CHINA	No
586	Nanchang Cemented Carbide Limited Liability Company	CHINA	No
587	Nanchang Cemeted Carbide Limited Liability Company	CHINA	No
588	NANCHUANGSHENGHUA No	CHINA	No
589	Nankang Nanshan Tin Manufactory Co., Ltd	CHINA	No
590	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	No

591	NANSHAN TINNING	CHINA	No
592	Nantong Tongjie Electrical Co., Ltd.	CHINA	No
593	Nathan Trotter	UNITED STATES	No
594	Navoi	UZBEKISTAN	No
595	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	No
596	NENTOK	INDONESIA	No
597	Neomax Hitachi	JAPAN	No
598	Newton, MA	UNITED STATES	Yes
599	NGHE TIN No	VIET NAM	No
600	Nichia Corporation	CHINA	No
601	nihon superior co.,ltd	JAPAN	No
602	Nihon Genma MFG Co., Ltd.	THAILAND	No
603	Nihon Kagaku Sangyo Co., Ltd.	JAPAN	No
604	NIHON MATERIAL CO.,LTD	JAPAN	Yes
605	nihon superior co.,ltd	JAPAN	No
606	Niihama Nickel Refinery	JAPAN	No
607	Niihama/Japan	JAPAN	No
608	Ningbo Jintian copper (Group ) Company Limited	CHINA	No
609	Ningbo Kangqiang	CHINA	No
610	NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA	No
611	Ningxia	CHINA	Yes
612	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	No
613	Niotan	UNITED STATES	Yes
614	Nippon Filler Metals Ltd	JAPAN	No
615	Nippon Kinzoku	JAPAN	No
616	Nippon Metals & Mining	JAPAN	No
617	Nippon Micrometal Corp	JAPAN	No
618	Nippon Micrometal Corporation	JAPAN	No
619	Nippon Mining & Mtetals	JAPAN	Yes
620	NIPPON TUNGSTEN CO., LTD.	JAPAN	No
621	Nittesu Mining Co., Ltd	JAPAN	No
622	No	GERMANY	Yes
623	NTET, Thailand	THAILAND	No
624	Kennametal Huntsville (ATI Tungsten Materials)	UNITED STATES	No

625	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	No
626	O.M. Manufacturing Philippines, Inc.	Philippines	No
627	OHIO PRECIOUS METAL, LLC	UNITED STATES	Yes
628	Ohio Precious Metals	UNITED STATES	Yes
629	Ohura Precious Metal Industry Co., Ltd	JAPAN	Yes
630	OJSC “The Gulidov KrasNo	RUSSIAN FEDERATION	No
631	OJSC Kolyma Refinery	RUSSIAN FEDERATION	No
632	OJSC Krastvetmett	RUSSIAN FEDERATION	No
633	OM Manufacturing Phils. Inc.	Philippines	No
634	OMG	UNITED STATES	No
635	OMSA	BOLIVIA	Yes
636	Operaciones Metalurgica S.A.	BOLIVIA	Yes
637	Orelec	FRANCE	No
638	Oxbow Metales Mèxico S. de R.L de C.V	BOLIVIA	No
639	P.T. Tambang Timah	INDONESIA	Yes
640	PAMP SA	SWITZERLAND	YEs
641	Pan Pacific Copper Co Ltd.,	JAPAN	No
642	PAN PACIFIC COPPER CO., LTD. (JX Nippon Mining & Metals Co., Ltd Group)	JAPAN	Yes
643	Penglai Penggang Gold Industry Co Ltd	CHINA	No
644	Perth Mint	AUSTRALIA	Yes
645	Perth Mint (Western Australia Mint)	AUSTRALIA	No
646	PERU	PERU	No
647	PGMA	CHINA	No
648	PL Timah Tbk	INDONESIA	No
649	Plansee	AUSTRIA	Yes
650	Plansee SE Liezen	AUSTRIA	Yes
651	Plansee SE Reutte	AUSTRIA	Yes
652	PM Sales Inc.	UNITED STATES	No
653	Pobedit JSC	RUSSIAN FEDERATION	No
654	Poongsan	KOREA, REPUBLIC OF	No
655	POONGSAN CORPORATION	KOREA, REPUBLIC OF	No
656	Posco	KOREA, REPUBLIC OF	No
657	Praxair	UNITED STATES	No
658	PRECIOUS METAL SALES CORP.	UNITED STATES	No

659	Prioksky	RUSSIAN FEDERATION	No
660	Prioksky Plant of No	RUSSIAN FEDERATION	No
661	Metallo Chimique	BELGIUM	No
662	PT Alam Lestari Kencana	INDONESIA	No
663	PT Aneka Tambang (Persero) Tbk	INDONESIA	No
664	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	No
665	PT ATD Makmur Mandiri Jaya	INDONESIA	Yes
666	PT Babel Inti Perkasa	INDONESIA	Yes
667	PT Babel Surya Alam Lestari	INDONESIA	No
668	PT Bangka Kudai Tin	INDONESIA	No
669	PT Bangka Kudai Tin	PERU	No
670	PT Bangka Putra Karya	INDONESIA	Yes
671	PT Mitra Stania Prima	INDONESIA	No
672	PT Artha Cipta Langgeng	INDONESIA	No
673	PT Bangka Tin Industry	INDONESIA	Yes
674	PT Bangka Timah Utama	INDONESIA	No
675	PT BilliTin Makmur Lestari	INDONESIA	No
676	PT Bukit Timah	INDONESIA	Yes
677	PT Citralogam	INDONESIA	No
678	PT DS Jaya Abadi	INDONESIA	Yes
679	PT Eunindo Usaha Mandiri	INDONESIA	Yes
680	PT Fang Di MulTindo	INDONESIA	No
681	PT HP Metals Indonesia	INDONESIA	No
682	PT Indra Eramulti Logam Industri	INDONESIA	No
683	PT Inti Stania Prima	INDONESIA	No
684	PT Bangka Timah Utama Sejahtera	INDONESIA	No
685	PT Koba Tin	INDONESIA	No
686	PT Belitung Industri Sejahtera	INDONESIA	No
687	PT Karimun Mining	INDONESIA	No
688	PT Pelat Timah Nusantara Tbk	INDONESIA	No
689	PT Prima Timah Utama	INDONESIA	No
690	PT REFINED BANGKA TIN	INDONESIA	Yes
691	PT Refined Banka Tin	INDONESIA	No
692	PT Sariwiguna Binasentosa	INDONESIA	YEs

693	PT Seirama Tin investment	INDONESIA	No
694	PT Stanindo Inti Perkasa	INDONESIA	Yes
695	PT Stanindo Inti Perkasa (CV DS Jaya Abadi)	INDONESIA	Yes
696	PT Sumber Jaya Indah	INDONESIA	No
697	PT Supra Sukses Trinusa	INDONESIA	No
698	PT Tambang Timah	INDONESIA	Yes
699	PT TAMBANG TIMAH (BANKA)	INDONESIA	Yes
700	PT TAMBANG TIMAH (KUNDUR)	INDONESIA	Yes
701	PT TAMBANG TIMAH (MENTOK)	INDONESIA	Yes
702	PT Tambang Timah Tbk (Persero)	INDONESIA	Yes
703	PT Timah	INDONESIA	Yes
704	PT Timah (Persero), Tbk	INDONESIA	Yes
705	PT Timah Nusantara	INDONESIA	No
706	PT Timah TBK	INDONESIA	No
707	PT Panca Mega Persada	INDONESIA	No
708	PT TIMAH TIN	Indonesia	No
709	PT Tommy Utama	INDONESIA	No
710	PT Yinchendo Mining Industry	INDONESIA	No
711	PT. CITRALOGAM ALPHASEJAHTERA	INDONESIA	No
712	PT. Inti Stania Prima	INDONESIA	No
713	PT. Supra Sukses Trinusa	INDONESIA	No
714	PT. TAMBANG TIMAH	INDONESIA	Yes
715	PT.DS JAYA ABADI	INDONESIA	No
716	PT.Indra Eramulti Logam Industri	INDONESIA	No
717	PT.KOBA TIN	INDONESIA	No
718	PT.TIMAH TBK	INDONESIA	No
719	PT Tinindo Inter Nusa	INDONESIA	No
720	Pure TechNo	RUSSIAN FEDERATION	No
721	Puretech	RUSSIAN FEDERATION	No
722	PX PréciNo	SWITZERLAND	Yes
723	QianDao Co. ,ltd	CHINA	No
724	Qiankun Gold and Silver	CHINA	No
725	Qualitek delta philippines	PHILIPPINES	No
726	QuantumClean	UNITED STATES	Yes

727	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA	No
728	Rand Refinery Limited	SOUTH AFRICA	Yes
729	RBT	INDONESIA	Yes
730	REDRING SOLDER (M) SDN BHD	MALAYSIA	No
731	Refinery Of Shangdong Gold Mining Co.LTD.	CHINA	No
732	Reliable Silver	UNITED STATES	No
733	Resources ??? (Amp India)	SINGAPORE	No
734	RFH	CHINA	Yes
735	RFH Tantalum Smeltry Co., Ltd	CHINA	Yes
736	Richard Stenzhorn GmbH	GERMANY	No
737	Rohm & Hass	CHINA	No
738	Rohm and Haas	CHINA	No
739	Royal Canadian Mint	CANADA	No
740	Royal Canadian Mint	CANADA	Yes
741	RST	GERMANY	No
742	PTBangka Timah Utama Sejahtera	INDONESIA	No
743	rui sheng	CHINA	No
744	S Company	THAILAND	Yes
745	Rui Da Hung	TAIWAN	No
746	Sabin	UNITED STATES	No
747	SagaNo	JAPAN	No
748	Salzgitter	GERMANY	No
749	Samatron	KOREA, REPUBLIC OF	No
750	Samduck Precious Metals	KOREA, REPUBLIC OF	No
751	Samhwa No	KOREA, REPUBLIC OF	No
752	Samtec	UNITED STATES	No
753	Samwon Metal	KOREA, REPUBLIC OF	No
754	Sandvik	UNITED STATES	No
755	Sandvik Material TechNo	SWEDEN	No
756	Sandvik Sweden	SWEDEN	No
757	Sanmenxia hang seng science and techNo	CHINA	No
758	Sanmenxia R&D Co., Ltd.	CHINA	No
759	Schloetter	UNITED KINGDOM	No
760	Schone Edelmetaal	NETHERLANDS	Yes

761	Scotia Mocatta	HONG KONG	No
762	ScotiaMocatta, The Bank of No	UNITED STATES	No
763	Sabin Metal Corp.	UNITED STATES	No
764	SEMPSA Joyeria Plateria SA	SPAIN	No
765	SEMPSA Joyería Platería SA	SPAIN	Yes
766	Sempsa JP (Cookson Sempsa)	SPAIN	Yes
767	Sendi (Japan): Kyocera Corporation	JAPAN	No
768	Senju	JAPAN	No
769	Senju Metal Industry Co Ltd	JAPAN	No
770	Senju Metal Industry Co. (SMIC)	JAPAN	No
771	SENJU METAL INDUSTRY CO.,LTD.	JAPAN	No
772	Sewon Korea	KOREA, REPUBLIC OF	No
773	SGS	BOLIVIA	No
774	SGS BOLIVIA S.A.	BOLIVIA	No
775	Shan Dong Huangjin	CHINA	No
776	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	No
777	ShanDong Gold Mining Co;Ltd	CHINA	Yes
778	Shandong Guoda Gold Co., LTD.	CHINA	No
779	Shandong laizhou city, the three mountain island street agency	CHINA	No
780	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA	No
781	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	CHINA	No
782	SD(Samdok) Metal	KOREA, REPUBLIC OF	No
783	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA	No
784	Shandong Zhaojin Gold & Silver Refnery Co Ltd	CHINA	Yes
785	Shandong Zhaoyuan Gold Argentine refining company	CHINA	No
786	Shandong Zhongkuang Group Co., Ltd..	CHINA	No
787	Shang Hai Gold Exchange	CHINA	No
788	ShanDong Zhaojin Au/Ag mining Gourp Company., Limited	CHINA	No
789	Shangdong Zhaojin Gold & Silver Refinery Co. Ltd.	CHINA	No
790	shangdong Zhaojin Group Zhaoyuan Gold Refining Co., Ltd.	CHINA	No
791	Shanghai Dashou Electronics Co.,Ltd	CHINA	No
792	Shanghai Gold exchange	CHINA	No
793	Shanghai Jiangxi Metals Co. Ltd	CHINA	No
794	Shanghai Sinyang Semiconductor Materials	CHINA	No

795	Shanghai Suihua	CHINA	No
796	ShangHai YueQiang Metal Products Co., LTD	CHINA	No
797	Shao Xing Tian Long Tin Matewrials Co. LTD.	CHINA	No
798	Shen Mao Solder(m)Sdn Bhd	MALAYSIA	No
799	Shen Zhen Thousand Island Ltd.	CHINA	No
800	Shenmao TechNo	TAIWAN	No
801	SHENZHEN BOSHIDA SODERING TININDUUSTRIAL CO,LTD	CHINA	No
802	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA	No
803	Shenzhen fujun material techNo	CHINA	No
804	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA	No
805	Shenzhen keaixin TechNo	CHINA	No
806	Shenzhen new jin spring solder products Co., LTD	CHINA	No
807	SHENZHEN RUI XIANG HAO INDUCTRIAL CO., LTD	CHINA	No
808	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA	No
809	Shenzhen Tiancheng Chemical Co. Ltd	CHINA	No
810	ShenZhen urban pubic bureau of China	CHINA	No
811	Shenzhen Yi Cheng Industrial	CHINA	No
812	SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN	No
813	Shunda Huichang Kam Tin Co., Ltd.	CHINA	No
814	Shyolkovsky	RUSSIAN FEDERATION	No
815	Sichuan Metals & Materials Imp & Exp Co	CHINA	No
816	SiHuiShi joaquin is the renewable resources co., LTD	CHINA	No
817	Sincemat Co, Ltd	CHINA	No
818	Singapore LME Tin	SINGAPORE	No
819	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA	No
820	SIP	INDONESIA	Yes
821	SIZER METALS PTE LTD	SINGAPORE	No
822	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA	No
823	Smelting Branch of Yunnan Tin Company Ltd	CHINA	No
824	SMIC SENJU MALAYSIA	MALAYSIA	No
825	SMM	JAPAN	No
826	SNo	CHINA	No
827	So Accurate Refining Group	UNITED STATES	No
828	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	No

829	SOE Shyolkvsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	No
830	Shangdong zhaoyuanzhaojin Company	CHINA	No
831	Soft Metals Ltd.	BRAZIL	No
832	Soft Metals Ltda	BRAZIL	No
833	Sojitz	JAPAN	No
834	Solar	TAIWAN	Yes
835	Solar Applid Materails TechNo	TAIWAN	No
836	Solar Applied Material TechNo	CHINA	Yes
837	Solar Applied Materials Taiwan	TAIWAN	Yes
838	Solar Applied Materials TechNo	TAIWAN	Yes
839	SOLAR CHEMICALAPPLIED MATERIALS TECHNo	TAIWAN	Yes
840	Soleras	UNITED STATES	No
841	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Yes
842	Solikamsk Metal Works	RUSSIAN FEDERATION	No
843	Soochow University’s	CHINA	No
844	South Africa	SOUTH AFRICA	No
845	Souzhou XingRui No	CHINA	No
846	Standard Bank	HONG KONG	No
847	Starck	GERMANY	No
848	Stretti	MALAYSIA	No
849	Sumisho	JAPAN	Yes
850	Sumisho Materials Corp.	JAPAN	No
851	Sumitomo	CANADA	No
852	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES	Yes
853	Sumitomo Kinzoku Kozan K.K.	JAPAN	No
854	Sumitomo Metal Mining Co. Ltd.	JAPAN	Yes
855	Sumitomo, Canada	JAPAN	No
856	Sunaga Tungsten	JAPAN	No
857	Sundwigger Messingwerk	GERMANY	No
858	Super Dragon techNo	TAIWAN	No
859	Suzhou Xingruy No	CHINA	No
860	Sylham	UNITED STATES	No
861	Taboca/Paranapanema	BRAZIL	Yes
862	TaeguTec	KOREA, REPUBLIC OF	No

863	Tai zhou chang san Jiao electron Co.,Ltd	CHINA	No
864	Taicang Nancang Metal Meterial Co.,Ltd	CHINA	No
865	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA	No
866	TAIZHOU CHANGSANJIAO CO.,LTD	CHINA	No
867	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA	No
868	Taki Chemicals	JAPAN	Yes
869	Talcang City Nankang Metal Materila Co., Ltd	CHINA	No
870	Talley Metals	UNITED STATES	No
871	TamaNo	JAPAN	No
872	Tambang Timah	INDONESIA	Yes
873	Tamura	JAPAN	No
874	Tanaka Denshi Kogyo K.K.	Japan	No
875	Tanaka Electronics(Hong Kong)Pte.Ltd	JAPAN	No
876	TANAKA Electronics(Malasia) SDN. BHD.	JAPAN	No
877	Tanaka Electronics (Singapore) Pte.Ltd	JAPAN	No
878	TBD	INDONESIA	No
879	TCC steel	KOREA, REPUBLIC OF	No
880	TDK	JAPAN	No
881	Technic, Inc.	UNITED STATES	No
882	Soft Metais, Ltda.	BRAZIL	No
883	Telex	UNITED STATES	Yes
884	TENNANT METAL PTY LTD.	AUSTRALIA	No
885	Thai Solder Industry Corp.,Ltd.	THAILAND	No
886	THAILAND	THAILAND	No
887	Thailand Mine Factory	THAILAND	No
888	Thailand Smelting and Refining	THAILAND	No
889	Thaisarco	THAILAND	Yes
890	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA	No
891	The Great Wall Gold and Silver Refinery of China	CHINA	No
892	The Hutti Gold Company	INDIA	No
893	THE HUTTI GOLD MINES CO.LTD	INDIA	No
894	The Miller Company	USA	No
895	The Nankang Nanshan Tin Co., Ltd.	CHINA	No
896	The Perth Mint	AUSTRALIA	Yes

897	The Reflnery of Shandong Gold Mining Co.. Ltd	CHINA	Yes
898	THYSSENKRUPP VDM USA, INC	UNITED STATES	No
899	Tianshui ling bo techNo	CHINA	No
900	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA	No
901	Tim Plating Gejiu	CHINA	No
902	TIMAH	INDONESIA	No
903	Timah Company	INDONESIA	No
904	Timah Indonesian State Tin Corporation	INDONESIA	No
905	Tin Co. Ltd, Minmetals Ganzhou	CHINA	No
906	Tin Products Manufacturing Co.LTD. of YTCL	CHINA	No
907	Tochij	JAPAN	No
908	Tokuriki Honten Co., Ltd.	JAPAN	Yes
909	Tokuriki Tokyo Melters Assayers	JAPAN	Yes
910	Tong Ding Metal Company. Ltd.	CHINA	No
911	Tongding Metal Material Co.,Ltd.	CHINA	No
912	Tongling No	CHINA	No
913	Torecom	KOREA, REPUBLIC OF	No
914	Tosoh	JAPAN	No
915	Toyo Smelter & Refinery, Japan	JAPAN	No
916	Traxys	FRANCE	No
917	Triumph No	UNITED STATES	No
918	TYCO	UNITED STATES	No
919	UBS AG Bahnhofstr.	SWITZERLAND	No
920	Ulba	KAZAKHSTAN	Yes
921	Ulba Metallurgical Plant, jsc	KAZAKHSTAN	Yes
922	ULVAC, Inc.	Japan	No
923	Umicore Brasil Ltda	BRAZIL	Yes
924	Umicore Feingold	BELGIUM	No
925	Umicore GalvaNo	GERMANY	No
926	Umicore Haboken	BELGIUM	No
927	Umicore Precious Metal Refining	UNITED STATES	Yes
928	Umicore Precious Metals Thailand	THAILAND	Yes
929	Umicore SA Business Unit Precious Metals Refining	BELGIUM	Yes
930	Umicore Thailand	THAILAND	No

931	Uni Bros Metal Pte Ltd	SINGAPORE	No
932	Uniforce Metal Industrial Corp.	HONG KONG	No
933	Union Bank of Switzerland	SWITZERLAND	Yes
934	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA	No
935	Unit Timah Kundur PT Tambang	INDONESIA	No
936	United Precious Metal Refining, Inc.	UNITED STATES	Yes
937	United Refining	UNITED STATES	No
938	UNITED SMELTER	INDONESIA	Yes
939	Universal Stainless	UNITED STATES	No
940	Univertical International (Suzhou) Co., Ltd	CHINA	No
941	Unvertical International(Suzhou)Co.,Ltd	CHINA	No
942	USA	UNITED STATES	No
943	UYEMURA	UNITED STATES	No
944	Uzubekistan	UZBEKISTAN	No
945	Valcambi SA	SWITZERLAND	Yes
946	Vale Inco, Ltd	CANADA	No
947	VERTEX METALS INCORPORATION	TAIWAN	Yes
948	Tejing Tungsten	VIET NAM	No
949	Vishay IntertechNo	CHINA	No
950	Voss Metals Company, Inc.	UNITED STATES	No
951	VQB Mineral and Trading Group JSC	VIET NAM	No
952	W.C. Heraeus GmbH	GERMANY	No
953	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM	No
954	WC Heraeus Hanau	GERMANY	No
955	WELL FORE SPECIAL WIRE	CHINA	No
956	Well-Lin Enterprise Co., Ltd.	TAIWAN	No
957	Western Australian Mint trading as the Perth Mint	WESTERN SAHARA	Yes
958	Westfalenzinn	GERMANY	No
959	Westmetall GmbH & Co. KG	GERMANY	No
960	White Solder Metalurgia	BRAZIL	Yes
961	White Solder Metalurgia e Mineração Ltda.	BRAZIL	No
962	Wildshaw Ltd	UNITED KINGDOM	No
963	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY	No
964	Wilhelm Westmetall, Germany	No	No

965	Williams Advanced Materials	UNITED STATES	No
966	Williams Brewster	USA	No
967	Williams Bufalo	UNITED STATES	No
968	Williams Gold Refining Company	CANADA	No
969	Wind Yunnan No	CHINA	No
970	WBH	AUSTRIA	No
971	Wolfram Bergbau und Hütten AG	AUSTRIA	No
972	Wort Wayne Wire Die	UNITED STATES	No
973	W-Si	JAPAN	No
974	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA	No
975	WUHU ZHONGYUAN METAL SHEET AND FOIL CO.,LTD	CHINA	No
976	Wuxi Lantronic Electronic Co Ltd	CHINA	No
977	Wuxi Middle Treasures Materials	CHINA	No
978	wuxi yunxi	CHINA	No
979	WUXI YUNXI SANYE SOLDER FACTORY	CHINA	No
980	Xi Hai Liuzhou China Tin Group Cot Ltd	CHINA	No
981	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Yes
982	Xiamen Carbide Ltd.	CHINA	Yes
983	Xiamen Golden Egret Special Alloy (HC) Co. Ltd	CHINA	No
984	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA	No
985	Xiamen Tungsten Co., Ltd.	CHINA	Yes
986	XiHai	CHINA	No
987	XiHai—Liuzhou China Tin Group Co ltd—list as “China Tin”	CHINA	No
988	Wolfram Company CJSC	RUSSIAN FEDERATION	No
989	Xstrata Canada Corporation	CANADA	No
990	Xstrata,Xstrata Corporation,Canadian Copper Refinery	CANADA	No
991	XTC,XTC Haicang,XTC H.C.	CHINA	No
992	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	No
993	Yannan Tin Group(Holding)Co.,Ltd	CHINA	No
994	Yantai Guodasafina High-Tech Environmental Refinery Co., Ltd.	CHINA	No
995	Yantai Zhao Gold Metal Co. Ltd.	CHINA	No
996	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA	No
997	Yantai ZhaoJin Kasfort Precious Incorporated Company	CHINA	No
998	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA	No

999	Yichun Jin Yang Rare Metal Co., Ltd	CHINA	Yes
1000	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA	No
1001	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN	No
1002	Yoo Chang Metal	KOREA, REPUBLIC OF	No
1003	YTC (Yunnan Tin Group Company)	CHINA	Yes
1004	YTMM	CHINA	No
1005	Yun Nan Tin company	CHINA	No
1006	Yun Nan Xi Ye Electrical Limited	CHINA	No
1007	Yun Xi Group	CHINA	No
1008	Yun’an Dian’xi Tin Mine	CHINA	No
1009	Yunan Tin Group	CHINA	No
1010	Yokohama Metal Co.,Ltd.	JAPAN	No
1011	Yunna	CHINA	No
1012	Yunman Chengfeng	CHINA	No
1013	Yunnan Chengfeng	CHINA	No
1014	YUNNAN CHENGEFENG No	CHINA	No
1015	Yunnan Chengo Electric Smelting Plant	CHINA	No
1016	Yunnan Copper Industry Co Ltd	CHINA	No
1017	YUNNAN GEJIU SHI ZILI KUANGYE CO., LTD	CHINA	No
1018	Yunnan Province	Lei Yi	No
1019	Yunnan Tin Company Limited	CHINA	Yes
1020	Yunnan Tin Corp.	CHINA	Yes
1021	Yunnan, China Rare Metal Materials Company	CHINA	No
1022	Yuntinic Chemical GmbH	GERMANY	No
1023	Yuntinic Resources	CHINA	No
1024	YunXi	CHINA	No
1025	Yun’xin No	CHINA	No
1026	Yutinic Reousrces	UNITED STATES	No
1027	ZCCC	CHINA	No
1028	ZCCC,Zhuzhou Cemented Carbide,Zhuzhou,Zhuzhou Cemented Carbide Works Imp. & Exp. Co.,Chenzhou Diamond Tungsten Products Co. Ltd.	CHINA	No
1029	Yunnan Chengfeng No	CHINA	No
1030	Zhangyuan Tungsten Co Ltd	CHINA	No

1031	Zhangzhou Macro Real No	CHINA	No
1032	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA	No
1033	Zhao Jin Gold Argentine Refining Co Ltd	CHINA	No
1034	Zhao Jin Mining Industry Co LTD	CHINA	No
1035	Zhao Yuan Gold Mine	CHINA	No
1036	Zhaojin Gold and Silver Refinery Limited	CHINA	No
1037	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA	No
1038	Zhaojin Group&Gold Mineral China Co., Ltd.	China	No
1039	Zhaojin Mining Industry CO.,ltd	CHINA	No
1040	Zhaojin refining	CHINA	No
1041	zhaojin,zhaoyuan,Shandong	CHINA	No
1042	Zhaoyuan Gold mine	CHINA	No
1043	Zhe Jiang Guang Yuan No	CHINA	No
1044	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA	No
1045	Zhejiang Suijin	CHINA	No
1046	Zhongjin Gold CO.,LTD.	CHINA	No
1047	Zhongkuang Gold Industry Limited Company	CHINA	No
1048	Zhongnan Gold Smelting Ltd. Hunan	CHINA	No
1049	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA	No
1050	ZhongShi	CHINA	No
1051	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	No
1052	Zhuhai Horyison Solder Co.,Ltd	CHINA	No
1053	Zhuhai Quanjia	CHINA	No
1054	Zhuzhou Cement Carbide	CHINA	Yes
1055	Zi Jin Copper	CHINA	No
1056	Zijin Kuang Ye Refinery	CHINA	No
1057	Zijin Mining Group Co. Ltd	CHINA	No
1058	Zuhai Horyison Solder Co.,Ltd.	CHINA	No
1059		JAPAN	No
1060		CHINA	No
1061		CHINA	No
1062		CHINA	No
1063		CHINA	No
1064		CHINA	No

1065		CHINA	No
1066		CHINA	No
1067	(Yunnan Tin Co., Ltd. smelting branch)	CHINA	No
1068		CHINA	No
1069		TAIWAN	No
1070	(China Tin Lai Ben Smelter Co., Ltd. )	CHINA	No
1071		TAIWAN	No
1072		CHINA	No
1073		TAIWAN	No
1074		CHINA	No
1075		JAPAN	No
1076	E-Chem Enterprise Corp.	0	No
1077		TAIWAN	No
1078		TAIWAN	No
1079	FuXingKai	CHINA	No
1080		CHINA	No
1081		CHINA	No
1082			No
1083		CHINA	No
1084		CHINA	No
1085	(Zhaoyuan)	CHINA	No
1086		CHINA	No
1087		CHINA	No
1088	SUN SURFACE TECHNo	CHINA	No
1089		CHINA	No
1090		JAPAN	No
1091		JAPAN	No
1092		JAPAN	No
1093		CHINA	No
1094		CHINA	No
1095		MALAYSIA	No

1096		CHINA	No
1097	Zhaojin Lai Fuk	CHINA	No
1098		CHINA	Yes
1099		CHINA	No